united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 5/31

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

Essential 40 Stock Fund

(formerly KKM Enhanced U.S. Equity Fund)
Class I Shares (Symbol: ESSIX) (formerly KKMIX)

ANNUAL REPORT

May 31, 2018

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Essential 40 Stock Fund Shareholder:

It gives me great pleasure to have the opportunity to discuss the transition of the former KKM Enhanced U.S. Equity Fund (KKMIX) to the current Essential 40 Stock Fund (ESSIX). After lengthy internal discussions last fall, a decision was made to transition our mutual fund from a hedged-equity (option based) fund to a large-cap core (long only) fund. Several factors were considered during our process in this decision, however the primary driver was to offer our shareholders what we believed would be a better long-term investment opportunity.

During the second half of 2017 equity markets continued to climb as a confluence of economic, financial and political events led to strong equity gains and low volatility. Economic activity was increasing not only in the US, but overseas as well. For the first time in almost 10 years, the equity markets appeared to be in a position to handle the reality of slightly increasing interest rates. Then came the tax cuts which were promised by the new administration and finally enacted on December 22, 2017. This propelled most of the major averages to new all-time highs in early 2018.

Throughout this past year several political risks were identified which many thought (us included) would lead to an increase in volatility. Even though global markets injected considerable anxiety over potential political ramifications into the market place, equity markets remained focused on the current economic and financial trends.

This leads me to discuss the transition of the fund. After analyzing the volatility trends as well as recognizing the continued suppression of volatility contributed to global central bankers, we believe volatility pricing has become much more efficient. This type of price action is typical as markets mature and competition increases. This became even more conspicuous as we moved throughout 2017 as markets endured historically low volatility levels. The KKM Enhanced U.S. Equity Fund model was having a very difficult time identifying opportunities to harvest spikes in volatility as these opportunities simply were non-existent. Even when the equity markets caught a glimpse of a potential storm forming, the front dissipated rapidly due to what would appear to be the evolution of much more efficient forecasting mechanisms. This dynamic was creating a substantial headwind for the fund’s performance. The historically low volatility environment coupled with the evolution in volatility pricing efficiencies, led to a decision to alter the fund’s tact. This change of course allowed KKM to proceed with the opportunity to transition the fund into a long only, Large Cap Core strategy. KKM discovered an index provider with a solid track record and a distinct stock selection program. After lengthy discussions and a deep dive into the model, a decision was made to transition the fund. We viewed this as a great opportunity to seek to add shareholder value and create what we believe to be a “modern day Dow Jones”. This led to the construction of the Essential 40 Stock Fund or ESSIX. We believe that the Essential 40 methodology seeks to provide shareholders with a more thoughtful sector exposure, a refined approach to modern day investing, and exposure to names believed to be vital to the U.S. economy. The Essential 40 methodology seeks to incorporate quantitative and qualitative components to deliver large cap blend exposure. As we believe today’s popular stock market indices do not accurately represent the companies that are essential to the American way of life, the Essential 40 Stock Fund seeks to offer investors a contemporary as well as diversified representation of the U.S. economy.

In keeping with the theme of seeking to increase shareholder value, we decided to do away with “A” shares and reduce the management fee as well as expense ratio. After assessing various expense ratios of comparable funds providing large cap blended exposure, KKM decided to price the fund towards the lower end of the range typically associated within the Morningstar “Large Cap Blend” category.

This transition and change in methodology had an immediate impact to the fund. Performance of tracking the benchmark has improved as has the growth in AUM (assets under management). The one year return for the fund (ESSIX*) was 10.89%, vs 14.38% for the S&P 500 Total Return Index and 13.94% for The Essential 40 Stock Fund Index. Although there was some underperformance to the benchmarks, we feel it should be noted that the fund lagged the benchmarks by 2.81% and 3.61% respectively, prior to the transition to the new methodology.

Although the fund has experienced a transition in the past year, it is important to point out that we remain committed to our goal of a disciplined investment approach. Risk management has always been and will continue to be a primary emphasis. As we move into the second half of 2018 there are several factors which could impact the equity markets. However, we believe the diversification of the Essential 40 Stock Fund will offer an opportunity for increased risk-adjusted returns for our shareholders.

Sincerely,

Jeff Kilburg

6694-NLD-7/16/2018

Essential 40 Stock Fund Goal

The Essential 40 Stock Fund seeks to provide investors a broadly diversified portfolio of U.S. stocks that are believe to be essential and vital to the U.S. economy. This distinct basket of forty stocks is believed to represent the companies that are believed to be essential to the American way of life.

As we believe today’s popular stock market indices do not accurately represent the companies that are essential to the American way of life, the Essential 40 Stock Fund seeks to offer investors a contemporary as well as diversified representation of the U.S. economy. The Essential 40 seeks to provide a refined approach to modern day investing. The Essential 40 Stock Fund seeks to track The Essential 40 Stock Index*.

The Methodology

The Essential 40 Stock Fund seeks to represent what we believe to be essential to the economy and the American way of life today. The portfolio security selection process begins with an initial universe of securities with a market capitalization of at least $1 billion. In addition, the rules based methodology utilizes a qualitative and quantitative approach based upon which companies we believe to be irreplaceable and we also believe to be too essential to fail in the U.S. economy. The final portfolio is equal weighted, and typically rebalanced to equal weight annually on the second calendar Monday of January.

The simplistic approach of the Essential 40 Stock Fund is what makes ESSIX distinct. Furthermore, the simplicity seeks to allow investors to easily understand what securities they are holding and why they are holding them. We believe this knowledge and the recognition of the vital importance of the companies in the portfolio differentiates this basket of stocks from other portfolios.

Performance Overview

The one year cumulative return for the Fund (KKMIX 5/31/2017-12/01/2017, ESSIX 12/04/2017- 5/31/2018)* was 10.89%. For comparison, the S&P 500 Total Return Index was up 14.38% and The Essential 40 Stock Fund Index was up 13.94%, these are the Fund’s two benchmarks.

*	It should be noted that this cumulative total incorporates the Fund’s old methodology for a portion of the reporting period. During this period (5/31/2017 to 12/01/2017) the Fund lagged the S&P 500TR by 2.81% and The Essential 40 Stock Index by 3.61% respectively.

Annual Economic and Fund Overview

The U.S. economy experienced strong growth in the third quarter of last year, which moderated a bit in the fourth quarter as the markets closed out 2017. Even as the economy slowed a bit in Q4 2017 the tax cut implementation most likely picked up any slack and sent equity markets higher into January. On January 26, 2018 the S&P 500 Index (SPX) and the Dow Jones Industrial Average (DJIA)* reached their 2018 peak year-to-date and since then have struggled to remain positive on the year. The tech heavy

NASDAQ Composite Index (COMP)* and the small cap Russell 2000 Index (RUT)* to date, have been able to buck that trend and maintain the progressive levels reached earlier in the year.

As for the Fund, the transition has led to an increase in total assets for the six month period. The performance has slightly lagged the S&P 500 Total Return for the December 2017 to end of May 2018 period. We feel this is partially due to the shifting dynamics in the first half of 2018. The tariff talk has caused some of the Fund’s stalwarts to temporally underperform as these companies deal with the potential initiation of tariffs. The prospective “tariff war” has certainly had an impact on some of the large multi-nationals. For example, USX-US Steel Group, Inc. (X) has experienced unprecedented volatility swings as negotiations with China have resulted in an import tax. We expect this type of price volatility to be transient and accordingly the model still views USX-US Steel Group, Inc. as vital part of the U.S. economy. That being said, there could be more volatility ahead for certain stocks and the market in general due to the potential impact of escalating trade tensions.

Moving into the second half of the year, we see growth expectations maintaining their positive trend. Although we have not touched on interest rates, the markets appear to be in a better position than in the past handling the general trends in place. Rate expectations have increased, however for the first time in over 10 years the equity markets have not experienced a major sustained dislocation dealing with the indication of higher rates. However, should the markets experience significant weakness later this year or in the future, we believe the Fed Reserve will be very decisive in slowing rate expectations down and signaling a much more accommodative stance.

Another factor we feel will benefit the performance of the Fund versus the S&P 500 Total Return for the next fiscal year is mean reversion*. Some of the high flyers in the first half of 2018 will most likely cool off at some point in the next year. Names like Netflix (NFLX) and NVIDIA (NVDA) have experienced incredible gains during the first half of 2018 which will most likely be slowed moving into the next 12 month cycle. To be fair Amazon (AMZN) another high flyer (which is also currently in the Fund) could experience a similar price pattern. However over the long term, we feel the sector diversification the Fund offers should smooth the return profile and increase the potential to outperform during periods of sector mean reversion.

Manager Note

The Essential 40 Stock Fund is pleased to officially announce the addition of Daniel Deming as a Co- Portfolio Manager of the Fund, as of December 4, 2017. Dan has been very active in supporting the Fund prior to being listed as a co-manager, therefore during the transition period we deemed it “essential” to add Dan in an official capacity. Dan has over 30 years of market experience.

Definitions:

*	S&P 500 Total Return Index - The S&P 500 Total Return Index, or the Standard & Poor’s 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

*	The Essential 40 Stock Index - The Index is an Index created by FSH Trading, LLC (“FSH”) and is calculated and distributed by Solactive AG. The Index is an index of companies providing goods and services that are, in the view of FSH, essential to the American economy and way of life. The Index has 40 components that are selected by a committee within FSH, using a qualitative approach to determine which companies, in the view of the committee, are irreplaceable and too essential to fail.

*	Dow Jones Industrial Average (DJIA) - is a price-weighted average of 30 large, publicly owned companies traded on the New York Stock Exchange (NYSE) and the Nasdaq.

*	NASDAQ Composite Index (COMP) - is a stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market.

*	Russell 2000 Index (RUT) - is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

*	S&P 500 Index (SPX) - The S&P 500, or the Standard & Poor’s 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

*	SPY (S&P 500 Trust) – An ETF (Exchange Traded Fund) designed to track the S&P 500 index.

*	Mean Reversion - is the assumption that a stock’s price will tend to move to the average price over time.

*	Volatility - Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

The commentary represents the opinion of ADVISOR as of 5/31/2018 and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

6709-NLD-7/19/2018

Essential 40 Stock Fund
Portfolio Review (Unaudited)
May 31, 2018

The Fund’s performance figures* for the periods ended May 31, 2018, compared to its benchmark:

PERFORMANCE OF A $10,000 INVESTMENT

		Annualized
	One Year	Three Years	Since Inception**
Class I	10.89%	3.31%	1.63%
S&P 500 Index^	14.38%	10.97%	10.96%
The Essential 40 Stock Indexǂ	13.94%	13.82%	13.71%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 4.19% for Class I shares per the December 4, 2017 prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

**	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ǂ	The Essential 40 Stock Index™, an index of FSH Trading, LLC and is calculated and distributed by Solactive AG, is an index of companies providing goods and services that are essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Essential 40 Stock Fund
Portfolio Review (Unaudited) (Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

Common Stock	99.6%
Short-Term Investment	0.0%
Other Assets Less Liabilities	0.4%
100.0%

+  Based on Total Net Assets as of May 31, 2018.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS
May 31, 2018

Shares		Fair Value
	COMMON STOCK - 99.6%
	AEROSPACE/DEFENSE - 5.4%
3,051	Boeing Co.	$1,074,440
2,883	Lockheed Martin Corp.	906,819
		1,981,259
	AGRICULTURE - 2.8%
23,601	Archer-Daniels-Midland Co.	1,031,836

	AIRLINES - 2.1%
18,150	American Airlines Group, Inc.	790,251

	AUTO MANUFACTURERS - 2.5%
21,396	General Motors Co.	913,609

	BANKS - 2.5%
8,720	JPMorgan Chase & Co.	933,127

	CHEMICALS - 4.6%
12,588	DowDuPont, Inc.	807,017
17,573	Nutrien Ltd.	890,072
		1,697,089
	COMMERCIAL SERVICES - 2.8%
8,022	Automatic Data Processing, Inc.	1,043,020

	COMPUTERS - 2.7%
5,427	Apple, Inc.	1,014,144

	DIVERSIFED FINANCIAL SERVICES - 5.6%
6,236	CME Group, Inc.	1,015,844
7,928	Visa, Inc.	1,036,348
		2,052,192
	ELECTRIC - 2.4%
11,510	Duke Energy Corp.	888,112

	ENVIRONMENTAL CONTROL - 2.4%
10,746	Waste Management, Inc.	888,802

	FOOD - 2.7%
15,364	Sysco Corp.	999,121

	FOREST PRODUCTS & PAPER - 2.2%
15,228	International Paper Co.	814,698

	HEALTHCARE-SERVICES - 2.7%
4,210	UnitedHealth Group, Inc.	1,016,757

	INSURANCE - 4.8%
4,667	Berkshire Hathaway, Inc. *	893,870
6,592	Chubb Ltd.	861,508
		1,755,378
	INTERNET - 8.5%
849	Alphabet, Inc. *	933,900
759	Amazon.com, Inc. *	1,236,882
5,025	Facebook, Inc. *	963,694
		3,134,476
	IRON/STEEL - 2.4%
24,002	United States Steel Corp.	884,954

	MEDIA - 6.1%
16,669	CBS Corp.	839,618
2,654	Charter Communications, Inc. *	692,800
23,373	Comcast Corp.	728,770
		2,261,188
	MISCELLANEOUS MANUFACTURING - 4.1%
3,946	3M Co.	778,270
51,759	General Elecric Co.	728,767
		1,507,037

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2018

Shares		Fair Value
	COMMON STOCK (Continued) - 99.6%
	OIL & GAS - 2.4%
10,858	Exxon Mobil Corp.	$882,104

	PHARMACEUTICALS - 6.4%
15,283	Bristol-Meyers Squibb Co.	804,191
12,166	CVS Health Corp.	771,203
6,668	Johnson & Johnson	797,626
		2,373,020
	PIPELINES - 2.7%
34,071	Enterprise Products Partners LP	984,652

	RETAIL - 5.2%
5,020	Costco Wholesale Corp.	995,165
4,927	Home Depot, Inc.	919,132
		1,914,297
	SEMICONDUCTORS - 3.2%
21,148	Intel Corp.	1,167,370

	SOFTWARE - 2.9%
10,718	Microsoft Corp.	1,059,367

	TELECOMMUNICATIONS - 5.1%
23,689	Cisco Systems, Inc.	1,011,757
18,060	Verizon Communications, Inc.	860,920
		1,872,677
	TRANSPORTATION - 2.4%
3,522	FedEx Corp.	877,401

	TOTAL COMMON STOCK (Cost - $37,415,518)	36,737,938

	SHORT-TERM INVESTMENT - 0.0%
	MONEY MARKET FUND - 0.0%
16,338	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Share Class, 1.61%+ (Cost - $16,338)	16,338

	TOTAL INVESTMENTS - 99.6% (Cost - $37,431,856)	$36,754,276
	OTHER ASSETS LESS LIABILITIES - 0.4%	148,857
	NET ASSETS - 100.0%	$36,903,133

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2018

Assets:
Investments in Securities at Fair Value (at cost $37,431,856)	$36,754,276
Dividends and Interest Receivable	83,767
Cash	3,300
Cash Deposits with Broker	420
Due From Adviser	34,392
Prepaid Expenses and Other Assets	34,896
Total Assets	36,911,051

Liabilities:
Accrued Expenses and Other Liabilities	7,918
Total Liabilities	7,918

Net Assets	$36,903,133

Composition of Net Assets:
At May 31, 2018, Net Assets consisted of:
Paid-in-Capital	$39,584,843
Accumulated Net Investment Income	165,034
Accumulated Net Realized Loss on Investments Transactions	(2,169,164)
Net Unrealized Depreciation on Investments	(677,580)
NET ASSETS	$36,903,133

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$36,903,133
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,541,305
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.42

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2018

Investment Income:
Dividend Income (net of $287 foreign tax withholding)	$290,180
Interest Income	2,218
Total Investment Income	292,398

Expenses:
Investment Advisory Fees	67,943
Transfer Agent Fees	65,466
Legal Fees	60,454
Registration and Filing Fees	56,333
Administration Fees	41,588
Fund Accounting Fees	33,361
Printing Expense	27,372
Chief Compliance Officer Fees	23,768
Audit Fees	20,456
Trustees’ Fees	11,570
Shareholder Service Fees	7,843
Custody Fees	6,466
Interest Expense	3,674
Insurance	539
Distribution Fees- Class A *	90
Miscellaneous Expenses	5,483
Total Expenses	432,406
Less: Fees Waived and Expenses Reimbursed by Adviser	(333,466)
Net Expenses	98,940
Net Investment Income	193,458

Net Realized and Unrealized Gain (Loss) on Investments, Options and Futures Transactions:
Net Realized Gain (Loss) on:
Investments	705,014
Options Purchased	(15,694)
Options Written	(30,586)
Futures Contracts	(4,540)
654,194
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(958,716)
Options Purchased	5,104
Options Written	16,490
Futures Contracts	772
(936,350)

Net Realized and Unrealized Loss on Investments, Options and Futures Transactions	(282,156)

Net Decrease in Net Assets Resulting From Operations	$(88,698)

*	For the period of June 1, 2017 to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	May 31, 2018	May 31, 2017

Operations:
Net Investment Income	$193,458	$49,228
Net Realized Gain (Loss) on Investments, Options and Futures Contracts	654,194	(62,087)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and Futures Contracts	(936,350)	160,560
Net Increase (Decrease) in Net Assets Resulting From Operations	(88,698)	147,701

Distributions to Shareholders From:
Income
Class A	—	(149)
Class I	(23,496)	(38,186)
Net Decrease in Net Assets From Distributions to Shareholders	(23,496)	(38,335)

Beneficial Interest Transactions:
Class A Sharesǂ:
Proceeds from Shares Issued	13	16,946
Distributions Reinvested	—	149
Transfers to Class I	(72,282)	—
Cost of Shares Redeemed	(38,241)	(851,241)
Total Class A Transactions	(110,510)	(834,146)

Class I Shares:
Proceeds from Shares Issued	42,285,982	1,427,527
Distributions Reinvested	22,160	31,644
Redemption Fees	32	—
Transfers from Class A	72,282	—
Cost of Shares Redeemed	(7,698,567)	(8,703,245)
Total Class I Transactions	34,681,889	(7,244,074)

Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	34,571,379	(8,078,220)

Increase (Decrease) in Net Assets	34,459,185	(7,968,854)

Net Assets:
Beginning of Year	2,443,948	10,412,802
End of Year*	$36,903,133	$2,443,948
* Includes accumulated net investment income (loss) of:	$165,034	$(4,912)

Share Activity:
Class A Sharesǂ:
Shares Issued	1	1,806
Shares Reinvested	—	16
Shares Transferred to Class I	(7,234)	—
Shares Redeemed	(3,972)	(91,059)
Net decrease in shares of beneficial interest outstanding	(11,205)	(89,237)

Class I Shares:
Shares Issued	4,038,465	151,162
Shares Reinvested	2,143	3,406
Shares Transferred from Class A	7,423	—
Shares Redeemed	(754,937)	(937,909)
Net increase (decrease) in shares of beneficial interest outstanding	3,293,094	(783,341)

ǂ	Class A shares of the Fund were converted into Class I on November 1, 2017.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class I
	Year	Year	Year	For the Period*
	Ended	Ended	Ended	Ended
	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015

Net Asset Value, Beginning of Period	$9.42	$9.20	$9.64	$10.00

Activity From Investment Operations:
Net investment income (a)	0.16	0.07	0.13	0.01
Net realized and unrealized gain (loss) from investments, options, and futures contracts	0.87 (j)	0.26	(0.51)	(0.34)
Total from investment operations	1.03	0.33	(0.38)	(0.33)

Distributions to shareholders from:
Net investment income	(0.03)	(0.11)	(0.04)	(0.03)
Net return of capital	—	—	(0.02)	—
Total distributions	(0.03)	(0.11)	(0.06)	(0.03)

Paid in capital from redemption fees	0.00 (f)	—	0.00 (f)	0.00	(f)

Net Asset Value, End of Period	$10.42	$9.42	$9.20	$9.64

Total Return (b)	10.89%	3.57%	(3.99)%	(3.32	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$36,903	$2,338	$9,491	$20,252
Ratio of expenses to average net assets: (i)
before reimbursement (c)(g)	3.24%	4.56%	2.52%	1.77	% (d)
net of reimbursement (g)	0.74%	1.07%	1.07%	1.05	% (d)
Ratio of net investment income to average net assets (h)	1.45%	0.78%	1.38%	0.15	% (d)
Portfolio turnover rate	63%	48%	157%	211	% (e)

*	Inception date of Class I shares is June 6, 2014. Start of performance is June 11, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (c)(g)	3.21%	4.54%	2.50%	1.77	% (d)
net of reimbursement (g)	0.71%	1.05%	1.05%	1.05	% (d)

(j)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2018

1.	ORGANIZATION

Essential 40 Stock Fund (the “Fund”) (formally KKM Enhanced U.S. Equity Fund), is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified (prior to October 1, 2017, the Fund was non-diversified.), open-end management investment company. The primary investment objective of the Fund is to seek risk-adjusted total return with less volatility than the broader U.S. equities market. The inception date of the Fund is June 6, 2014.

The Fund currently offers only Class I shares. On November 1, 2017, $72,282 and 7,234 shares of Class A were converted into 7,423 Class I shares. Prior to November 1, 2017, the Fund offered two classes of shares designated as Class A and Class I. Class A shares are no longer available for purchase. Class I shares are offered at net asset value with no initial sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2018 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$36,737,938	$—	$—	$36,737,938
Short-Term Investment	16,338	—	—	16,338
Total	$36,754,276	$—	$—	$36,754,276

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended May 31, 2018.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period.

*	See the Portfolio of Investments for industry classification.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premiums paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. To manage equity price risk, the Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Fund will receive from or pays to the broker a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Fund will recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Derivatives Activity –

The Fund did not hold any derivative instruments as of May 31, 2018.

The effect of Derivative Instruments on the Statement of Operations for the year ended May 31, 2018:

Statement of			Change in
Operations		Realized	Unrealized
Contract Type/	Location of Gain or (Loss) On	Loss on	Appreciation
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity risk	Net realized gain on options purchased	$(15,694)
	Net realized gain on options written	(30,586)
	Net realized gain on futures contracts	(4,540)

	Net change in unrealized depreciation on options purchased		$5,104
	Net change in unrealized depreciation on options written		16,490
	Net change in unrealized depreciation on futures contract		772
Total		$(50,820)	$22,366

The derivative instruments outstanding as of May 31, 2018 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains (losses) on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2015 – May 31, 2017, or expected to be taken in the Fund’s May 31, 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax -basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2018, amounted to $43,395,031 and $8,698,609, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% (0.85% prior to September 21, 2017) of the Fund’s average daily net assets. For the year ended May 31, 2018, the Adviser earned advisory fees of $67,943 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2019, so that the total annual operating expenses of the Fund do not exceed 0.70% (1.05% prior to September 21, 2017) of the average daily net assets of the Class I shares. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2018, the Adviser waived fees and reimbursed expenses of $333,466. As of May 31, 2018, the cumulative expenses subject to recapture amounted to $772,952 of which $219,908 expires May 31, 2019, $219,578 expires May 31, 2020 and $333,466 expires May 31, 2021.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board had adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund paid 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended May 31, 2018, the Fund incurred distribution fees of $90 on Class A shares.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I shares. For the year ended May 31, 2018, the Distributor received no underwriting commissions for sales of Class I shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2018, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$37,425,865	$1,194,113	$1,865,702	$(671,589)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2018	May 31, 2017
Ordinary Income	$23,496	$38,335

As of May 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$143,632	$—	$—	$(2,153,753)	$—	$(671,589)	$(2,681,710)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

At May 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$219,263	$1,934,490	$2,153,753

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(16)	$16

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of May 31, 2018, TD Ameritrade, Inc. (“TD”) held 47.8% and LPL Financial Holdings, Inc. (“LPL”) held 37.8% of the voting securities of Class I. The Fund has no knowledge as to whether all or any portion of the shares owned of record by TD or LPL is also beneficially owned.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Class I Shareholders of Essential 40 Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Essential 40 Stock Fund (formerly, KKM Enhanced U.S. Equity Fund) (the Fund), a separate series of Northern Lights Fund Trust II, as of May 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period of June 6, 2014 (inception) through May 31, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period of June 6, 2014 (inception) through May 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of KKM Financial, LLC advised investment companies since 2015.

Denver, Colorado
July 30, 2018

ESSENTIAL 40 STOCK FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
MAY 31, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 24-25, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Essential 40 Stock Fund (“Essential 40”) and KKM Financial, LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with Essential 40’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to Essential 40.

In advance of the Meeting, the Board requested and received materials to assist them in considering the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of Essential 40. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding Essential 40’s key management and investment advisory personnel, and comparative fee information relating to Essential 40) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM Financial, the Board reviewed materials provided by KKM Financial relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Essential 40 including the individuals that primarily monitor and execute the investment process. The Board discussed and noted they had met KKM Financial previously and are familiar with KKM Financial’s ability to manage a fund as well as its commitment to Essential 40. The Board then discussed the extent of KKM Financial’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board noted the hiring of Mr. Dooley who replaced Mr. Deming as the CCO of KKM Financial and Mr. Dooley’s significant experience. The Board considered KKM Financial’s specific responsibilities in all aspects of the day-to-day management of Essential 40 and concluded that KKM Financial’s personnel have the qualifications and expertise to manage Essential 40. The

Board also noted that KKM Financial continued to be committed to the new investment strategy of Essential 40. Additionally, the Board received responses from the representatives of KKM Financial with respect to a series of important questions, including: whether KKM Financial is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Essential 40; and whether KKM Financial has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM Financial of its practices for monitoring compliance with Essential 40’s investment limitations, noting that KKM Financial’s chief compliance officer will continually review the portfolio managers’ performance of their duties with respect to Essential 40 to ensure compliance under KKM Financial’s compliance program. The Board then reviewed the capitalization of KKM Financial based on financial information and other materials provided by and discussed with KKM Financial and concluded that KKM Financial was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Essential 40. The Board concluded that KKM Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to Essential 40 and that the nature, overall quality and extent of the management services to be provided by KKM Financial were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended March 31, 2018. The Board noted that performance for these periods primarily reflected the performance of Essential 40 under its previous investment strategy. Accordingly, the Board focused its review on the performance of Essential 40 after the investment strategy change and discussed the performance of Essential 40 for the six month period since the strategy change and found Essential 40 to be more comparable to its peers and to have generally performed well. After further discussion, the Board concluded that the new strategy should result in improved performance over time.

Fees and Expenses. As to the costs of the services to be provided by KKM Financial, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Essential 40’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted the advisory fee was below the peer group and Morningstar category averages. The Board reviewed the contractual arrangements for Essential 40, which stated that KKM Financial had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2019, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70% of Essential 40’s average net assets for Class I shares, and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for Essential 40 was in the best interest of shareholders. It was the consensus of the Board that, based on KKM Financial’s experience and expertise, and the services provided by KKM Financial to Essential 40, that the advisory fee charged by KKM Financial was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM Financial with respect to Essential 40 based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by KKM Financial. The Board noted that the adviser continues to subsidize Essential 40 and concluded that anticipated profits from KKM Financial’s relationship with Essential 40 were not excessive.

Economies of Scale. As to the extent to which Essential 40 will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM Financial’s expectations for growth of Essential 40. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of Essential 40 and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of Essential 40 and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Essential 40 Stock Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2018

As a shareholder of the Essential 40 Stock Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 through May 31, 2018.

Actual Expenses

The “Actual” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class I	Expense Ratio	12/1/17	5/31/18	Period*	5/31/18	Period*
Essential 40 Stock Fund	0.70%	$1,000.00	$1,025.10	$3.53	$1,021.44	$3.53

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period December 1, 2017 to May 31, 2018 (182) divided by the number of days in the fiscal year (365).

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2018

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 through 2017)

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2018

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (since 2018); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014) and Secretary (from 2003 to 2018), Manager (from 2005 to 2018), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of May 31, 2018 the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-767-3863.

5/31/18 – NLII v2

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    NorthStar EYBA, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $ 13,500

2017 - $ 13,500

(b)	Audit-Related Fees

2018 - None

2017 - None

(c)	Tax Fees

2018 - $ 3,000

2017 - $ 2,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $ 3,000

2017 - $ 2,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/8/18